                                 LIBERTY SELECT

                                   VALUE FUND


                                 ANNUAL REPORT

                                OCTOBER 31, 2001





                SEE WHAT THE TOP OF YOUR DESK REALLY LOOKS LIKE.

                         INTRODUCING LIBERTY eDELIVERY

For more information about receiving your shareholder reports electronically, call us at 800-345-6611. To sign up for eDelivery, visit us online at www.libertyfunds.com.

 PRESIDENT'S MESSAGE

[KEITH BANKS PHOTO]

Dear Shareholder:

I wanted to take this opportunity to let you know that the sale of Liberty's asset management companies to FleetBoston Financial was completed on November 1, 2001.

In light of this change, I think it is important to assure you that only the ownership of the investment advisor has changed. You will see no immediate change in your investment. Your fund will continue to be guided by the same portfolio managers, Daniel Cantor and Jeffrey Kinzel, and follow the same investment principles that attracted you to the fund in the first place.

In addition, I am pleased to report, in my first letter to you, that your fund's class A, B and C shares all received a 4-star Overall Morningstar Rating(TM) as of October 31, 2001 (see the data box). The Morningstar Rating reflects returns extending over longer periods than this 12-month report and also considers the amount of risk assumed in achieving the return. While we may not always be able to report such good news, we believe that these results speak well to Liberty's consistent approach and the importance of maintaining exposure to a value-oriented investment style.

In light of recent economic turmoil, I have asked Frazier Evans, Liberty's senior economist, to offer his perspective on the economy. As a special feature, his commentary follows this letter. Frazier writes a monthly column on the economy and the markets, which can be found at libertyfunds.com.

In this report, Dan and Jeff share their outlook for the fund. I would encourage you to read their report, as well as Frazier's views.

Sincerely,

/s/ Keith Banks
Keith T. Banks
President

Morningstar Rating(TM)

---------------------------------------------------------------------
                        Overall     3-year      5-year      10-year
---------------------------------------------------------------------
Class A                    *           *           *           *
---------------------------------------------------------------------
Class B                    *           *           *          n/a
---------------------------------------------------------------------
Class C                    *           *          n/a         n/a
---------------------------------------------------------------------
Class S                   n/a         n/a         n/a         n/a
---------------------------------------------------------------------
Class Z                   n/a         n/a         n/a         n/a
---------------------------------------------------------------------
Domestic equity funds     --         4673        2960         881
---------------------------------------------------------------------

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day US Treasury bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar Rating(TM) metrics. Each fund is rated exclusively against US-domiciled domestic equity funds. Past performance is no guarantee of future results.
 MEET THE NEW PRESIDENT

    On November 1, 2001, Keith T. Banks became president of Liberty Funds. Mr. Banks is currently chief investment officer and chief executive officer of Fleet Asset Management, a position he has held since 2000. Prior to joining Fleet, he was managing director and head of US Equity for J.P. Morgan Investment Management from 1996 to 2000. He began his investment career in 1981 as an equity analyst at Home Insurance. A chartered financial analyst, Mr. Banks earned his BA from Rutgers University and his MBA from Columbia

 Business School.

Economic and market conditions can change frequently. There is no assurance that trends described herein will continue or commence.


            May Lose Value
 Not FDIC
 Insured
            No Bank Guarantee

 SPECIAL ECONOMIC COMMENTARY

[C.FRAZIER EVANS PHOTO]
                                       C. Frazier Evans has more than 30 years
                                       of investment experience at Liberty Funds
                                       Group, where he has held positions as
                                       director of investment research and
                                       portfolio manager of several equity
                                       funds. He has held the title of senior
                                       economist for the past 15 years.

A NATION WONDERS - HOW LONG A RECESSION?

Since the tragic events of September 11, investors have been watching for indications as to the severity of the economic impact. Some aspects of economic activity have been surprisingly resilient, such as auto sales and housing starts. On the other hand, the blow to confidence has been enough to leave the level of overall activity below that which prevailed at the end of August. The clearest damage has been to travel-related industries such as transportation, lodging, meals, entertainment and recreation, which together account for almost 6% of gross domestic product (GDP). All things considered, the scenario may be a recession that began in March and extends through the first quarter of next year. A 12-month recession would be about average in historic terms. Past recessions have ranged from six to 16 months.


 "ALTHOUGH THE MARKET COULD CERTAINLY EXPERIENCE SIGNIFICANT VOLATILITY AROUND
  ADVERSE ECONOMIC AND POLITICAL NEWS, A LONGER-TERM HORIZON MIGHT SUGGEST A MORE POSITIVE PROSPECT."

An early end to the projected recession could result from the unprecedented level of stimulus currently being applied to the economy. Nine months of rate reductions from the Federal Reserve have been followed by further injections of liquidity in the aftermath of the attack. On the fiscal side, the Bush tax cuts, which were already in place, are to be extended with an additional stimulus program. It is hard to conceive that this combination of monetary and fiscal stimulus will not result in some acceleration of economic activity by spring of next year.

ACTIVITY IN BOND MARKETS REFLECTED POSSIBILITY OF A SHORT RECESSION

Fixed income securities have begun to reflect this outlook. Short-term interest rates have declined to 42-year lows, as monetary easing confronts an initially slack economy. On the other hand, long-term bond yields have moved sideways, as the bond market balances the positive effects of a likely decline in inflation next year with the reappearance of a deficit in federal budget projections. The Treasury market will have difficulty making much progress in the face of a probable economic recovery next year. An exception to this overall view may be the corporate bond market, where the spread between yields on high yield corporates and 10-year Treasuries has widened to historically high levels. Should confidence in the economic recovery begin to build, we would expect this part of the bond market to rally.

ARE WE AT A LOW POINT IN THE MARKET CYCLE?

Equity investors responded to the prevailing uncertainty by liquidating a record $30 billion from equity funds in September. While this is understandable, it is nonetheless the case that past instances of extreme investor pessimism have often marked low points in the market cycle. The


 "ALL THINGS CONSIDERED, THE SCENARIO MAY BE A RECESSION THAT BEGAN IN MARCH AND
  EXTENDS THROUGH THE FIRST QUARTER OF NEXT YEAR."

current period is unusual, in that equity funds experienced net liquidations for the three months ending September 30. The last time that happened over three months was the period ending September 1990. While history may not repeat itself, the stock market bottomed in October 1990.

WHY DO P/E RATIOS STILL SEEM HIGH?

Some investors are concerned that although stock prices are down substantially from their highs, the price-to-earnings ratio of the market still seems relatively high. It is not unusual for p/e ratios to seem high at this stage of the market cycle. This is because stocks often rise in anticipation of economic recovery while their current earnings are still depressed. Thus it is helpful to reassess stocks' valuations in light of their normal level of profitability, in which case the market may not seem as expensive.

It is also worth noting that the stock market's p/e has been biased upward for some time by the very high valuations accorded the technology sector. As of mid-November, the p/e of the S&P 500 Index on consensus 12-month forward estimated earnings was 22.7. That number, however, resulted from the blend of 19% of the index representing the technology sector, still carrying a lofty p/e of 54, with the remaining 81% of the index selling at a p/e multiple of about 18.

LOOKING FORWARD

In short, although the market could certainly experience significant volatility around adverse economic and political news, a longer-term horizon might suggest more positive prospects. The current economic, psychological and valuation framework for the market is one that has been characteristic of market opportunity in the past.

Although historic patterns are made to be broken, it may be of some solace to note that the market has now entered the November through April period. Over the past 30 years, the six months ending April 30 have averaged an 8.9% gain, in contrast to the May through October period, where on average the stock market has managed only a 0.3% increase.

The opinions expressed are those of the contributor and are subject to change.

Economic and market conditions can change frequently. There is no assurance that the trends described here will continue or that the forecasts will come to pass. International investing may pose special risks due to currency exchange rate fluctuations, as well as political, economic and social developments. Investing in smaller stocks may include liquidity risks as well. Bond investing may pose special risks associated with changes in interest rates and changes in the financial strength of issuers of lower-rated bonds.


  FOR C. FRAZIER EVANS' MONTHLY MARKET COMMENTARY VISIT LIBERTYFUNDS.COM

 PERFORMANCE INFORMATION
Value of a $10,000 investment
10/31/91 - 10/31/01

 PERFORMANCE OF A $10,000
INVESTMENT
 10/31/91 - 10/31/01 ($)

             without sales    with sales
                charge          charge
 ---------------------------------------
 Class A        36,922          34,799
 ---------------------------------------
 Class B        34,440          34,440
 ---------------------------------------
 Class C        35,825          35,825
 ---------------------------------------
 Class S        37,167             n/a
 ---------------------------------------
 Class Z        37,167             n/a

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Past performance does not guarantee future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. The Standard & Poor's (S&P) MidCap 400 Index is a market value-weighted index of 400 mid-cap US companies. Unlike the fund, indexes are not investments, do not incur fees or expenses, and are not professionally managed. Securities in the fund may not match those in an index. It is not possible to invest directly in an index. Average annual total return as of 10/31/01 (%)

Share class                       A                      B                       C                 S            Z
Inception                       1949                   6/8/92                 8/1/97            2/8/01       1/11/99
--------------------------------------------------------------------------------------------------------------------
                          without    with        without     with        without    with        without      without
                           sales     sales        sales     sales         sales     sales        sales        sales
                          charge    charge       charge     charge       charge    charge       charge       charge
--------------------------------------------------------------------------------------------------------------------
1-year                     -6.49    -11.86        -7.18     -11.06        -7.17     -7.95        -6.27        -6.27
--------------------------------------------------------------------------------------------------------------------
5-year                     12.58     11.25        11.74      11.48        11.90     11.90        12.73        12.73
--------------------------------------------------------------------------------------------------------------------
10-year                    13.95     13.28        13.16      13.16        13.61     13.61        14.03        14.03

Average annual total return as of 9/30/01 (%)

Share class                        A                      B                      C                 S            Z
--------------------------------------------------------------------------------------------------------------------
                           without    with        without    with        without    with        without      without
                            sales     sales        sales     sales        sales     sales        sales        sales
                           charge    charge       charge    charge       charge    charge       charge       charge
--------------------------------------------------------------------------------------------------------------------
1-year                      -7.02    -12.37        -7.74    -11.59        -7.70     -8.48        -6.76        -6.76
--------------------------------------------------------------------------------------------------------------------
5-year                      12.26     10.94        11.42     11.16        11.60     11.60        12.41        12.41
--------------------------------------------------------------------------------------------------------------------
10-year                     13.87     13.20        13.08     13.08        13.53     13.53        13.94        13.94

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: first year -- 5%, second year -- 4%, third year -- 3%, fourth year -- 3%, fifth year -- 2%, sixth year -- 1%, thereafter -- 0% and the class C contingent deferred sales charge of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes vary based on differences in sales charges and fees associated with each class.

Class B, C and Z share performance information includes returns for the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A and the newer class shares. Had the expense differential been reflected, the returns for the funds prior to the inception of the newer share classes would have been different.

Class S share performance information includes returns of the fund's class Z shares (as its expense structure more closely resembles that of class S shares) for periods prior to its inception date.

[Performance Graph]

                                                 CLASS A SHARES WITHOUT     CLASS A SHARES WITH SALES
                                                      SALES CHARGE                   CHARGE                  S&P MIDCAP 400
                                                 ----------------------     -------------------------        --------------

10/31/1991                                              10000.00                     9425.00                    10000.00

                                                         9582.00                     9031.00                     9524.00

                                                        10558.00                     9951.00                    10650.00

                                                        10746.00                    10128.00                    10838.00

                                                        10934.00                    10306.00                    11011.00

                                                        10716.00                    10100.00                    10595.00

                                                        10641.00                    10029.00                    10469.00

                                                        10685.00                    10071.00                    10569.00

                                                        10198.00                     9612.00                    10267.00

                                                        10754.00                    10136.00                    10776.00

                                                        10465.00                     9863.00                    10518.00

                                                        10543.00                     9937.00                    10666.00

                                                        10825.00                    10202.00                    10920.00

                                                        11428.00                    10770.00                    11531.00

                                                        11719.00                    11045.00                    11917.00

                                                        12094.00                    11399.00                    12066.00

                                                        11978.00                    11289.00                    11897.00

                                                        12245.00                    11541.00                    12308.00

                                                        11636.00                    10967.00                    11985.00

                                                        12037.00                    11345.00                    12532.00

                                                        12057.00                    11364.00                    12594.00

                                                        12125.00                    11428.00                    12570.00

                                                        12560.00                    11838.00                    13090.00

                                                        12702.00                    11972.00                    13228.00

                                                        12753.00                    12019.00                    13272.00

                                                        12535.00                    11814.00                    12979.00

                                                        12891.00                    12149.00                    13581.00

                                                        13450.00                    12677.00                    13897.00

                                                        13273.00                    12509.00                    13700.00

                                                        12638.00                    11911.00                    13066.00

                                                        12759.00                    12026.00                    13162.00

                                                        12788.00                    12052.00                    13037.00

                                                        12414.00                    11700.00                    12589.00

                                                        12722.00                    11990.00                    13016.00

                                                        13245.00                    12483.00                    13698.00

                                                        12881.00                    12140.00                    13441.00

                                                        13105.00                    12351.00                    13588.00

                                                        12413.00                    11699.00                    12975.00

                                                        12546.00                    11824.00                    13095.00

                                                        12536.00                    11815.00                    13232.00

                                                        13219.00                    12459.00                    13925.00

                                                        13716.00                    12927.00                    14154.00

                                                        13996.00                    13191.00                    14451.00

                                                        14669.00                    13825.00                    14799.00

                                                        15278.00                    14399.00                    15402.00

                                                        16060.00                    15136.00                    16202.00

                                                        16299.00                    15362.00                    16505.00

                                                        16914.00                    15941.00                    16905.00

                                                        16831.00                    15863.00                    16470.00

                                                        17238.00                    16247.00                    17190.00

                                                        17312.00                    16317.00                    17147.00

                                                        17719.00                    16700.00                    17396.00

                                                        18297.00                    17244.00                    17987.00

                                                        18523.00                    17458.00                    18203.00

                                                        19237.00                    18130.00                    18758.00

                                                        19791.00                    18653.00                    19012.00

                                                        19575.00                    18449.00                    18726.00

                                                        18671.00                    17597.00                    17459.00

                                                        19122.00                    18023.00                    18466.00

                                                        20423.00                    19248.00                    19271.00

                                                        20410.00                    19237.00                    19327.00

                                                        21247.00                    20026.00                    20415.00

                                                        20852.00                    19653.00                    20438.00

                                                        21594.00                    20353.00                    21204.00

                                                        21735.00                    20485.00                    21030.00

                                                        20402.00                    19229.00                    20134.00

                                                        20890.00                    19689.00                    20656.00

                                                        22530.00                    21234.00                    22461.00

                                                        23413.00                    22067.00                    23092.00

                                                        25450.00                    23987.00                    25378.00

                                                        24938.00                    23504.00                    25348.00

                                                        26617.00                    25086.00                    26805.00

                                                        26180.00                    24675.00                    25639.00

                                                        26911.00                    25363.00                    26019.00

                                                        27772.00                    26175.00                    27028.00

                                                        27827.00                    26227.00                    26515.00

                                                        30376.00                    28630.00                    28710.00

                                                        31707.00                    29884.00                    30005.00

                                                        31945.00                    30108.00                    30554.00

                                                        30865.00                    29090.00                    29179.00

                                                        31439.00                    29631.00                    29363.00

                                                        29996.00                    28271.00                    28224.00

                                                        25050.00                    23609.00                    22971.00

                                                        26520.00                    24995.00                    25115.00

                                                        28257.00                    26632.00                    27360.00

                                                        29811.00                    28097.00                    28725.00

                                                        31752.00                    29926.00                    32195.00

                                                        31374.00                    29570.00                    30943.00

                                                        29344.00                    27657.00                    29321.00

                                                        29867.00                    28149.00                    30142.00

                                                        31461.00                    29652.00                    32517.00

                                                        31751.00                    29925.00                    32660.00

                                                        33316.00                    31400.00                    34405.00

                                                        32460.00                    30594.00                    33675.00

                                                        31418.00                    29611.00                    32523.00

                                                        30592.00                    28833.00                    31518.00

                                                        31779.00                    29951.00                    33126.00

                                                        32808.00                    30922.00                    34865.00

                                                        34642.00                    32650.00                    36936.00

                                                        33371.00                    31452.00                    35894.00

                                                        34112.00                    32150.00                    38407.00

                                                        37618.00                    35455.00                    41622.00

                                                        37137.00                    35002.00                    40169.00

                                                        36398.00                    34305.00                    39667.00

                                                        35965.00                    33897.00                    40250.00

                                                        36867.00                    34748.00                    40886.00

                                                        39861.00                    37569.00                    45453.00

                                                        39152.00                    36900.00                    45144.00

                                                        39457.00                    37188.00                    43614.00

                                                        37011.00                    34883.00                    40321.00

                                                        40005.00                    37704.00                    43405.00

                                                        40121.00                    37814.00                    44373.00

                                                        39435.00                    37167.00                    41840.00

                                                        38311.00                    36108.00                    38731.00

                                                        41058.00                    38697.00                    43003.00

                                                        42277.00                    39846.00                    44005.00

                                                        41533.00                    39145.00                    43829.00

                                                        41687.00                    39290.00                    43176.00

                                                        40620.00                    38284.00                    41764.00

                                                        36403.00                    34310.00                    36568.00

10/31/2001                                              36922.00                    34799.00                    38184.00


                       TOP 10 HOLDINGS as of 10/31/01 (%)

       Golden West Financial      1.8
       Affiliated Computer
          Services                1.8
       XTO Energy                 1.7
       Telephone & Data
          Systems                 1.7
       First Health Group         1.6
       OM Group                   1.6
       Biomet                     1.5
       Washington Mutual          1.5
       TJX Companies              1.4
       Avon Products              1.3
       Portfolio holdings are calculated as
       a percentage of net assets. Since the
       fund is actively managed, there can
       be no guarantee the fund will
       continue to maintain the same
       portfolio holdings in the future.

      BOUGHT
      ------------------------------------------------------------

      We initiated an investment in consumer goods producer NEWELL RUBBERMAID (1.2% of net assets), feeling the stock had been oversold in spite of signs that the company was on the verge of a turnaround. A new management team is bringing increased financial discipline and marketing know-how to this sleepy durable goods giant.

      SOLD
      ------------------------------------------------------------

      We sold off our positions in ABERCROMBIE & FITCH and HARLEY
      DAVIDSON. During the year, we sold many holdings, including these two well-known companies. The stocks of both companies had appreciated sharply and appeared expensive at the time we eliminated our positions.
 PORTFOLIO MANAGERS' REPORT

GOOD RELATIVE RETURNS DURING A DIFFICULT PERIOD

Liberty Select Value Fund offered better returns than its benchmark for the 12-month period that ended October 31, 2001. During this period, the fund returned negative 6.49% (class A shares, unadjusted for sales charge), while the S&P MidCap 400 Index fell 12.45%. The fund's strict value focus helped it to outperform its benchmark, which tracks the performance of both value and growth stocks. A slowing economy, dramatically reduced spending on technology, and more difficult access to capital for firms that offered marginal business plans and minimal cash flow all contributed to a market in which value stocks outperformed growth stocks during this 12-month period.

THE UNEXPECTED: SEPTEMBER 11

In managing the fund, we have tried to position the fund for a number of different scenarios by building a portfolio that can weather changing market conditions. Unfortunately, nothing prepared anyone for the events of September
11. Attractively valued travel-oriented sectors like airline stocks were hard hit in the aftermath of the terrorist attacks. We owned two airline companies because they had been inexpensive; obviously they fell dramatically in price. While the landscape for this industry has been undeniably altered, we decided to add to the fund's positions in Continental and AMR -- the parent company of American Airlines -- after they traded down significantly.(1) Several factors influenced this decision, including the US government's rescue package for the airline industry, Continental's large cash position and AMR's focus on the business traveler. Another stock that suffered was Cendant (1.1% of net assets), which is heavily tied to the hotel and rental car industries. We also added to this position due to our confidence in the company's long-term prospects, the stock's low valuation and the company's experienced management team.

POSITIVE STORIES

At the same time that we looked for opportunities to add stocks that we felt were over-penalized, we took profits in stocks whose valuations exceeded the company's fundamentals due to the relative stability they offered investors in a volatile market. One such opportunity taken to add a stock was the establishment of a position in First Health Group (1.6% of net assets), which had contributed significantly to fund performance. This
---------------

1 Continental and AMR represent 0.3% and 0.6% of net assets, respectively.
  Holdings disclosed throughout this report are as of October 31, 2001 and are subject to change.

low-cost health benefits provider is in the fund's top 10 holdings. At various times during this reporting period, we either increased or scaled back on technology outsourcing and services company Affiliated Computer Services (1.8% of net assets). The net result was an increase in our position in this company compared to the end of last fiscal year, although we remain positive on the company's fundamentals and valuation.

Financial stocks remain well represented in the portfolio, as a result of the value-priced stocks available in the sector. They offered some strong performance during the period. Among these were BancWest Corp. (0.9% of net assets), which agreed to be acquired by France's BNP Paribas, and Radian Group, Inc. (0.6% of net assets), a leading provider of residential mortgage insurance.

CAUTIOUS OPTIMISM AMID A SEARCH FOR INDIVIDUAL STORIES

We do not manage the fund with an eye toward the economy as a whole. As bottom-up value managers, our focus is on company-specific issues. However, we believe the stimulus provided by Federal Reserve Board's continued rate-cutting program should help propel the economy by the end of 2002. Obviously, an economic recovery should benefit the fundamentals of many of the companies held by the fund. After such a difficult year in the market and the events of September 11, the value universe has been infused with a number of new opportunities. We will continue our ongoing analysis, in order to pick through the possibilities and find the stocks that offer the best prospects for the fund.

/S/ DANIEL K. CANTOR
                                    /S/ JEFFREY KINZEL
Daniel K. Cantor                    Jeffrey Kinzel

Daniel K. Cantor and Jeffrey Kinzel, senior vice presidents of Colonial Management Associates, Inc., are the fund's co-portfolio managers. Dan Cantor joined Stein Roe & Farnham Incorporated, an affiliate of Colonial, in 1985 as an equity analyst and served as an advisor to Stein Roe Private Capital Management from 1992 to 1995. Since 1995, he has managed or co-managed several Stein Roe funds. Jeff Kinzel joined Stein Roe in 1991 and has served as a senior equity analyst and core portfolio team member in addition to his portfolio management responsibilities.

    NET ASSET VALUE PER SHARE 10/31/01 ($)
               CLASS A          19.35
               CLASS B          18.09
               CLASS C          18.64
               CLASS S          19.50
               CLASS Z          19.50

    DISTRIBUTIONS DECLARED PER SHARE 11/1/00 - 10/31/01
    ($)
               CLASS A            3.77
               CLASS B            3.77
               CLASS C            3.77
               CLASS S (from
                 2/8/01)          0.00
               CLASS Z            3.77

Investing in medium-sized companies involves certain risks, including price fluctuations caused by economic and business developments.

 INVESTMENT PORTFOLIO

October 31, 2001

COMMON STOCKS -
90.8%                                           SHARES         VALUE
-------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 17.9%
DEPOSITORY INSTITUTIONS - 9.2%
BancWest Corp.                                   308,400   $   10,778,580
Banknorth Group, Inc.                            305,700        6,704,001
City National Corp.                              158,900        6,514,900
Cullen/Frost Bankers, Inc.                       134,400        3,623,424
Golden State Bancorp, Inc.                       294,100        7,458,376
Golden West Financial Corp.                      425,400       20,674,440
Greenpoint Financial Corp.                       258,500        8,284,925
J.P. Morgan Chase & Co.                          230,000        8,132,800
North Fork Bancorporation, Inc.                  297,400        8,297,460
U.S. Bancorp                                     303,400        5,394,452
Washington Mutual, Inc.                          573,900       17,326,041
Webster Financial Corp.                          114,600        3,478,110
                                                           --------------
                                                              106,667,509
                                                           --------------
FINANCIAL SERVICES - 1.1%
Cincinnati Financial Corp.                       114,100        4,244,520
Stilwell Financial, Inc.                         424,800        8,542,728
                                                           --------------
                                                               12,787,248
                                                           --------------
INSURANCE CARRIERS - 5.2%
Allmerica Financial Corp.                         62,400        2,433,600
Ambac Financial Group, Inc.                      194,850        9,352,800
Loews Corp.                                      105,400        5,354,320
MGIC Investment Corp.                             89,400        4,625,556
Nationwide Financial Services, Inc., Class A     159,600        5,429,592
The PMI Group, Inc.                              195,800       10,857,110
St. Paul Companies, Inc.                         133,200        6,113,880
United Healthcare Corp.                          143,900        9,461,425
Wellpoint Health Networks, Inc.                   67,300        7,510,007
                                                           --------------
                                                               61,138,290
                                                           --------------

NON-DEPOSITORY CREDIT INSTITUTIONS - 0.2%
Capital One Financial Corp.                       58,300        2,408,373
                                                           --------------
REAL ESTATE - 0.6%
Radian Group, Inc.                               217,100        7,353,177
                                                           --------------

SECURITY BROKERS & DEALERS - 1.6%
A.G. Edwards, Inc.                                79,100        3,127,614
Bear Stearns Cos., Inc.                           98,300        5,308,200
Lehman Brothers Holdings, Inc.                   160,300       10,012,338
                                                           --------------
                                                               18,448,152
                                                           --------------
-------------------------------------------------------------------------

                                                SHARES         VALUE
-------------------------------------------------------------------------
-------------------------------------------------------------------------
MANUFACTURING - 37.9%
CHEMICALS & ALLIED PRODUCTS - 8.4%
Air Products & Chemicals, Inc.                   222,300   $    8,900,892
Avon Products, Inc.                              333,000       15,594,390
E.I. DuPont De Nemours & Co.                     102,700        4,106,973
Ecolab, Inc.                                     233,000        8,196,940
FMC Corp.(a)                                      66,000        3,132,360
Imperial Chemical Industries PLC, ADR            383,700        7,113,798
IVAX Corp.(a)                                    221,262        4,546,934
Lubrizol Corp.                                   186,700        5,253,738
Millenium Chemicals, Inc.                        234,100        2,230,973
Mylan Laboratories, Inc.                         125,000        4,608,750
OM Group, Inc.                                   309,500       18,740,225
PPG Industries, Inc.                             111,700        5,454,311
Praxair, Inc.                                    140,600        6,633,508
Watson Pharmaceuticals, Inc.(a)                   67,900        3,237,472
                                                           --------------
                                                               97,751,264
                                                           --------------

COMMUNICATIONS EQUIPMENT - 2.8%
Amphenol Corp., Class A(a)                       149,100        6,642,405
Andrew Corp.(a)                                  769,700       13,985,449
Littelfuse, Inc.(a)                              543,700       12,254,998
                                                           --------------
                                                               32,882,852
                                                           --------------

ELECTRONIC & ELECTRICAL EQUIPMENT - 0.4%
Advanced Micro Devices, Inc.(a)                   97,200          956,448
Atmel Corp.(a)                                   147,400        1,171,830
Vishay Intertechnology, Inc.(a)                  158,400        2,989,008
                                                           --------------
                                                                5,117,286
                                                           --------------

ELECTRONIC COMPONENTS - 1.0%
AVX Corp.                                        481,300        8,908,863
Novellus Systems, Inc.(a)                         87,400        2,886,822
                                                           --------------
                                                               11,795,685
                                                           --------------
FABRICATED METAL - 1.5%
Newell Rubbermaid, Inc.                          504,200       13,936,088
Parker-Hannifin Corp.                            109,200        3,920,280
                                                           --------------
                                                               17,856,368
                                                           --------------

FOOD & KINDRED PRODUCTS - 1.4%
Hormel Foods Corp.                               137,400        3,297,600
McCormick & Co.                                   97,000        4,244,720
The Pepsi Bottling Group, Inc.                   193,200        8,979,936
                                                           --------------
                                                               16,522,256
                                                           --------------

FURNITURE & FIXTURES - 0.3%
Furniture Brands International, Inc.(a)          119,300        2,864,393
                                                           --------------

See notes to investment portfolio.
 6

          COMMON STOCKS (CONTINUED)             SHARES         VALUE
-------------------------------------------------------------------------
LEATHER - 0.3%
Wolverine World Wide, Inc.                       261,000   $    3,844,530
                                                           --------------
LUMBER & WOOD PRODUCTS - 0.8%
Georgia Pacific Corp.                            310,200        8,611,152
                                                           --------------

MACHINERY & COMPUTER EQUIPMENT - 3.8%
Applied Materials, Inc.(a)                       128,500        4,383,135
Brunswick Corp.                                  126,000        2,254,140
Compaq Computer Corp.                            702,100        6,143,375
Dover Corp.                                      138,900        4,576,755
Ingersoll Rand Co.                               180,400        6,728,920
International Business Machines Corp.             60,000        6,484,200
International Game Technology(a)                 135,000        6,891,750
Seagate Technology, Inc., Escrow Shares(a)(b)    105,800            1,058
Zebra Technologies Corp., Class A(a)             149,400        6,882,858
                                                           --------------
                                                               44,346,191
                                                           --------------
MEASURING & ANALYZING INSTRUMENTS - 3.1%
Bard (C.R.), Inc.                                 40,000        2,196,000
Biomet, Inc.                                     582,500       17,766,250
Millipore Corp.                                  285,800       14,947,340
Teradyne, Inc.(a)                                 61,898        1,426,749
                                                           --------------
                                                               36,336,339
                                                           --------------

MEDICAL & DENTAL INSTRUMENTS & SUPPLIES  - 0.3%
Waters Corp.(a)                                  109,300        3,879,057
                                                           --------------
MISCELLANEOUS MANUFACTURING - 1.2%
Mattel, Inc.                                     388,800        7,359,984
Tyco International Ltd.                          121,992        5,994,687
                                                           --------------
                                                               13,354,671
                                                           --------------

PAPER PRODUCTS - 0.6%
Boise Cascade Corp.                              101,100        2,887,416
Westvaco Corp.                                   185,600        4,556,480
                                                           --------------
                                                                7,443,896
                                                           --------------
PETROLEUM REFINING - 2.1%
Amerada Hess Corp.                               177,200       10,410,500
Lyondell Petrochemical Co.                       229,300        3,051,983
Phillips Petroleum Co.                           135,520        7,373,643
Ultramar Diamond Shamrock Corp.                   67,600        3,383,380
                                                           --------------
                                                               24,219,506
                                                           --------------

PRIMARY METAL - 1.1%
Engelhard Corp.                                  189,700        4,966,346
Mueller Industries, Inc.(a)                      148,000        4,284,600
Nucor Corp.                                       70,200        2,899,260
                                                           --------------
                                                               12,150,206
                                                           --------------

                                                SHARES         VALUE
-------------------------------------------------------------------------

PRIMARY SMELTING - 0.4%
Inco Ltd.(a)                                     216,000   $    2,946,240
Phelps Dodge Corp.                                65,908        1,911,332
                                                           --------------
                                                                4,857,572
                                                           --------------

PRINTING & PUBLISHING - 2.3%
Knight-Ridder, Inc.                               90,100        5,068,125
New York Times Co., Class A                      172,800        7,128,000
R.R. Donnelley & Sons Co.                        120,100        3,062,550
Reynolds & Reynolds Co.                          303,700        7,212,875
Valassis Communications, Inc.(a)                 129,700        4,046,640
                                                           --------------
                                                               26,518,190
                                                           --------------

RUBBER & PLASTIC - 1.2%
Carlisle Companies, Inc.                         247,400        7,392,312
Cooper Tire & Rubber Co.                         204,500        2,701,445
Weatherford International, Inc.(a)               106,100        3,631,803
                                                           --------------
                                                               13,725,560
                                                           --------------

STONE, CLAY, GLASS & CONCRETE - 0.9%
Gentex Corp.                                     437,000       10,400,600
                                                           --------------

TRANSPORTATION EQUIPMENT - 4.0%
Delphi Automotive Systems Corp.                  285,300        3,312,333
Eaton Corp.                                       48,300        3,160,752
Johnson Controls, Inc.                           106,100        7,673,152
Lear Corp.(a)                                    175,000        5,372,500
Lockheed Martin Corp.                            167,500        8,168,975
Navistar International Corp.(a)                  137,500        4,125,000
Northrop Grumman Corp.                            37,600        3,758,120
PACCAR, Inc.                                      45,900        2,424,438
Superior Industries International, Inc.          249,100        8,230,264
                                                           --------------
                                                               46,225,534
                                                           --------------
-------------------------------------------------------------------------
MINING & ENERGY - 4.0%
CRUDE PETROLEUM & NATURAL GAS - 2.0%
Occidental Petroleum Corp.                       133,600        3,382,752
XTO Energy, Inc.                               1,106,505       19,917,090
                                                           --------------
                                                               23,299,842
                                                           --------------

OIL & GAS EXTRACTION - 1.0%
Noble Drilling Corp.(a)                          159,900        4,884,945
Transocean Sedco Forex, Inc.                     227,800        6,868,170
                                                           --------------
                                                               11,753,115
                                                           --------------

See notes to investment portfolio.

          COMMON STOCKS (CONTINUED)             SHARES         VALUE
-------------------------------------------------------------------------
OIL & GAS FIELD SERVICES - 1.0%
BJ Services Co.(a)                               176,800   $    4,524,312
Diamond Offshore Drilling, Inc.                  136,900        3,778,440
Petroleum Geo-Services, ADR(a)                   554,300        3,275,913
                                                           --------------
                                                               11,578,665
                                                           --------------
-------------------------------------------------------------------------
RETAIL TRADE - 4.4%
APPAREL & ACCESSORY STORES - 1.9%
Ross Stores, Inc.                                199,800        6,253,740
TJX Companies, Inc.                              469,300       15,862,340
                                                           --------------
                                                               22,116,080
                                                           --------------

GENERAL MERCHANDISE STORES - 1.4%
BJ's Wholesale Club, Inc.(a)                     132,500        6,727,025
Federated Department Stores, Inc.(a)             282,600        9,040,374
                                                           --------------
                                                               15,767,399
                                                           --------------

MISCELLANEOUS RETAIL - 0.4%
Borders Group, Inc.(a)                           333,000        5,191,470
                                                           --------------

RESTAURANTS - 0.7%
Brinker International, Inc.(a)                   341,350        8,670,290
                                                           --------------
-------------------------------------------------------------------------
SERVICES - 10.9%
AMUSEMENT & RECREATION - 0.6%
Harrah's Entertainment, Inc.(a)                  174,100        5,071,533
Park Place Entertainment Corp.(a)                230,000        1,646,800
                                                           --------------
                                                                6,718,333
                                                           --------------
BUSINESS SERVICES - 3.2%
Cendant Corp.(a)                                 950,400       12,317,184
Interpublic Group of Cos., Inc.                   70,900        1,591,705
Manpower, Inc.                                   168,400        4,809,504
Pittston Brink's Group                           556,500       10,712,625
Sabre Holdings, Inc.(a)                           78,265        2,058,369
Spherion Corp.(a)                                550,000        3,960,000
Viad Corp.                                        99,000        1,930,500
                                                           --------------
                                                               37,379,887
                                                           --------------
COMPUTER RELATED SERVICES - 1.2%
Convergys Corp.(a)                               119,300        3,352,330
DST Systems, Inc.(a)                             122,600        5,020,470
IMS Health, Inc.                                  93,900        2,006,643
Mediacom Communications Corp.(a)                 245,800        3,298,636
                                                           --------------
                                                               13,678,079
                                                           --------------

                                                SHARES         VALUE
-------------------------------------------------------------------------
COMPUTER SOFTWARE - 2.2%
Adobe Systems, Inc.                               66,000   $    1,742,400
Affiliated Computer Services, Inc., Class
  A(a)                                           231,800       20,409,990
Symantec Corp.(a)                                 69,500        3,821,805
                                                           --------------
                                                               25,974,195
                                                           --------------

EDUCATIONAL SERVICES - 0.2%
Devry, Inc.(a)                                   100,900        2,719,255
                                                           --------------

HEALTH SERVICES - 3.5%
Anthem, Inc.(a)                                   98,500        4,125,180
First Health Group Corp.(a)                      703,200       18,986,400
HCA, Inc.                                        286,500       11,362,590
King Pharmaceuticals, Inc.(a)                    156,666        6,108,407
                                                           --------------
                                                               40,582,577
                                                           --------------
-------------------------------------------------------------------------

TRANSPORTATION, COMMUNICATIONS, ELECTRIC, GAS & SANITARY SERVICES - 13.1%
AIR TRANSPORTATION - 0.9%
AMR Corp.(a)                                     369,400        6,723,080
Continental Airlines, Inc., Class B(a)           216,700        3,790,083
                                                           --------------
                                                               10,513,163
                                                           --------------

BROADCASTING - 1.3%
Comcast Corp., Special Class A(a)                249,700        8,949,248
Univision Communications, Inc., Class A(a)       104,000        2,600,000
USA Networks, Inc.(a)                            215,700        3,977,508
                                                           --------------
                                                               15,526,756
                                                           --------------

ELECTRIC, GAS & SANITARY SERVICES - 0.6%
Conectiv, Inc.                                   276,200        6,518,320
                                                           --------------
ELECTRIC SERVICES - 6.1%
Allegheny Energy, Inc.                           162,000        5,921,100
Allete, Inc.                                     284,800        6,265,600
Energy East Corp.                                251,100        4,725,702
Entergy Corp.                                    154,900        6,017,865
Exelon Corp.                                     223,150        9,387,921
GPU, Inc.                                        137,000        5,432,050
Northeast Utilities                              106,000        1,870,900
PP&L Resources, Inc.                             142,400        4,862,960
Progress Energy, Inc.                            305,000       12,861,850
Puget Energy, Inc.                               103,700        1,977,559
Reliant Energy, Inc.                              99,700        2,786,615
TXU Corp.                                         91,800        4,208,112
Utilicorp United, Inc.                           132,000        3,911,160
                                                           --------------
                                                               70,229,394
                                                           --------------

See notes to investment portfolio.
 8

          COMMON STOCKS (CONTINUED)             SHARES         VALUE
-------------------------------------------------------------------------
GAS SERVICES - 1.3%
El Paso Corp.                                    248,700   $   12,201,222
Peoples Energy Corp.                              75,000        2,871,750
                                                           --------------
                                                               15,072,972
                                                           --------------

MOTOR FREIGHT & WAREHOUSING - 0.3%
CNF Transportation, Inc.                         174,100        3,845,869
                                                           --------------

RAILROAD - 0.4%
Union Pacific Corp.                               79,000        4,108,790
                                                           --------------
TELECOMMUNICATIONS - 2.2%
Telephone & Data Systems, Inc.                   221,200       19,443,480
Verizon Communications, Inc.                     132,300        6,589,863
                                                           --------------
                                                               26,033,343
                                                           --------------

TRANSPORTATION - 0.0%
Canadian Pacific Ltd.                            106,800               (c)
                                                           --------------
-------------------------------------------------------------------------
WHOLESALE TRADE - 2.6%
DURABLE GOODS - 1.3%
Arrow Electronics, Inc.(a)                       308,500        7,542,825
Patterson Dental Co.(a)                          181,300        6,889,400
Ultramed, Inc.(d)                                    450               (c)
                                                           --------------
                                                               14,432,225
                                                           --------------
NON-DURABLE GOODS - 1.3%
Suiza Foods Corp.(a)                             261,700       15,432,449
                                                           --------------
Total Common Stocks (cost of $893,921,824)                  1,056,648,325
                                                           --------------

SHORT-TERM
OBLIGATION - 8.8%                                  PAR            VALUE
----------------------------------------------------------------------------
Repurchase agreement with SBC Warburg Ltd.,
  dated
  10/31/01, due 11/01/01 at 2.570%,
  collateralized by U.S. Treasury Bonds with
  various maturities to 2027, market value
  $105,844,356
  (repurchase proceeds $102,195,295)           $102,188,000   $  102,188,000
                                                              --------------
Total Investments - 99.6% (cost of
  $996,109,824)(e)                                             1,158,836,325
                                                              --------------
OTHER ASSETS AND LIABILITIES, NET - 0.4%                           4,390,500
----------------------------------------------------------------------------
NET ASSETS - 100.0%                                           $1,163,226,825
                                                              ==============

NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing.

(b) The value of this security represents fair value as determined in good faith under the direction of the Trustees.

(c) Rounds to less than $1.

(d) Ultramed, Inc. is a restricted security which was acquired on August 14, 1987 at a cost of $450. The fair value is determined under the direction of the Trustees. This security represents 0.0% of the Fund's net assets at October 31, 2001.

(e)  Cost for federal income tax purposes is $996,112,875.

  Acronym               Name
  -------    ---------------------------
    ADR      American Depositary Receipt

See notes to financial statements.

 STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001

ASSETS:
Investments, at value
  (cost of $996,109,824)                  $1,158,836,325
Cash                                             139,459
Receivable for:
  Investments sold                             8,432,328
  Fund shares sold                             1,451,280
  Dividends                                      734,311
  Interest                                         7,295
Deferred Trustees' compensation plan               3,478
                                          --------------
    Total Assets                           1,169,604,476
LIABILITIES:
Payable for:
  Investments purchased                        4,373,390
  Fund shares repurchased                        972,838
  Management fee                                 678,244
  Transfer agent fee                             242,935
  Bookkeeping fee                                 36,038
  Trustees' fee                                      100
  Deferred Trustees' fee                           3,478
Other liabilities                                 70,628
                                          --------------
    Total Liabilities                          6,377,651
                                          --------------
NET ASSETS                                $1,163,226,825
                                          ==============
COMPOSITION OF NET ASSETS:
Paid-in capital                           $  996,175,584
Undistributed net investment income            1,297,794
Accumulated net realized
  gain                                         3,026,946
Net unrealized
  appreciation on
  investments                                162,726,501
                                          --------------
NET ASSETS                                $1,163,226,825
                                          ==============
CLASS A:
Net Asset Value Per Share
 ($428,059,274/22,121,576)                $        19.35(a)
                                          ==============
Maximum Offering Price Per
  Share ($19.35/0.9425)                   $        20.53(b)
                                          ==============
CLASS B:
Net Asset Value and
  Offering Price Per Share
 ($267,358,551/14,781,569)                $        18.09(a)
                                          ==============
CLASS C:
Net Asset Value and
  Offering Price Per Share
  ($34,874,634/1,870,960)                 $        18.64(a)
                                          ==============
CLASS S:
Net Asset Value, Offering
  and Redemption Price Per
  Share
 ($416,998,411/21,379,124)                $        19.50
                                          ==============
CLASS Z:
Net Asset Value, Offering
  and Redemption Price Per
  Share
  ($15,935,955/817,138)                   $        19.50
                                          ==============

 STATEMENT OF OPERATIONS

For the Year Ended October 31, 2001

INVESTMENT INCOME:
Dividends                                   $ 12,435,672
Interest                                       4,046,336
                                            ------------
    Total Investment Income
      (net of foreign taxes
      withheld of $78,122)                    16,482,008
EXPENSES:
Management fee               $ 7,647,934
Service fee:
  Class A                        999,046
  Class B                        677,832
  Class C                         72,476
Distribution fee:
  Class B                      2,222,305
  Class C                        236,041
Transfer agent fee             2,391,893
Bookkeeping fee                  389,935
Trustees' fee                     60,086
Merger costs                     130,944
Other expenses                   263,786
                             -----------
  Total Expenses                              15,092,278
                                            ------------
    Net Investment Income                      1,389,730
                                            ------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized gain on
  investments                  3,141,609
Net change in unrealized
  appreciation/depreciation
  on investments             (97,458,881)
                             -----------
  Net Loss                                   (94,317,272)
                                            ------------
Decrease in Net Assets from Operations      $(92,927,542)
                                            ============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.
 10

 STATEMENT OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------
                                                                    2001(A)                2000
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)                                    $    1,389,730        $  (1,543,195)
Net realized gain on investments                                     3,141,609          144,505,000
Net change in unrealized appreciation/depreciation on
  investments                                                      (97,458,881)          15,138,049
                                                                --------------        -------------
  Net Increase (Decrease) from Operations                          (92,927,542)         158,099,854
                                                                --------------        -------------
Distributions Declared to Shareholders:
From net realized capital gains -- Class A                         (64,244,388)         (40,661,147)
From net realized capital gains -- Class B                         (49,763,012)         (33,607,170)
From net realized capital gains -- Class C                          (4,389,980)          (2,247,723)
From net realized capital gains -- Class Z                            (210,080)             (75,396)
                                                                --------------        -------------
    Total Distributions Declared to Shareholders                  (118,607,460)         (76,591,436)
                                                                --------------        -------------
Share Transactions:
Class A:
  Subscriptions                                                    157,741,859          127,493,601
  Distributions reinvested                                          57,867,028           36,975,967
  Redemptions                                                     (118,752,640)        (183,971,067)
                                                                --------------        -------------
    Net Increase (Decrease)                                         96,856,247          (19,501,499)
                                                                --------------        -------------
Class B:
  Subscriptions                                                     69,694,691           54,458,323
  Distributions reinvested                                          46,189,668           31,746,125
  Redemptions                                                      (86,860,323)        (121,952,594)
                                                                --------------        -------------
    Net Increase (Decrease)                                         29,024,036          (35,748,146)
                                                                --------------        -------------
Class C:
  Subscriptions                                                     23,561,648            9,954,523
  Distributions reinvested                                           4,095,851            2,174,254
  Redemptions                                                      (12,366,948)          (9,264,462)
                                                                --------------        -------------
    Net Increase                                                    15,290,551            2,864,315
                                                                --------------        -------------
Class S:
  Subscriptions                                                     54,159,884                   --
  Proceeds issued in connection with merger                        479,415,622                   --
  Redemptions                                                      (79,576,166)                  --
                                                                --------------        -------------
    Net Increase                                                   453,999,340                   --
                                                                --------------        -------------
Class Z:
  Subscriptions                                                     20,538,016              775,485
  Distributions reinvested                                             210,080               75,396
  Redemptions                                                       (4,971,444)            (411,968)
                                                                --------------        -------------
    Net Increase                                                    15,776,652              438,913
                                                                --------------        -------------
  Net Increase (Decrease) from Share Transactions                  610,946,826          (51,946,417)
                                                                --------------        -------------
  Total Increase in Net Assets                                     399,411,824           29,562,001
NET ASSETS:
Beginning of period                                                763,815,001          734,253,000
                                                                --------------        -------------
End of period (including undistributed net investment income and accumulated net investment loss of $1,297,794 and
  $(34,365), respectively)                                      $1,163,226,825        $ 763,815,001
                                                                ==============        =============

(a) Class S shares were initially offered on February 8, 2001.

See notes to financial statements.

                                                                        YEAR ENDED
                                                                        OCTOBER 31,
                                                              -------------------------------
                                                                 2001(A)            2000
---------------------------------------------------------------------------------------------
CHANGES IN SHARES:
Class A:
  Subscriptions                                                    7,470,758        5,562,712
  Issued for distributions reinvested                              2,839,448        1,796,694
  Redemptions                                                     (5,560,599)      (8,143,827)
                                                              --------------    -------------
    Net Increase (Decrease)                                        4,749,607         (784,421)
                                                              --------------    -------------
Class B:
  Subscriptions                                                    3,519,532        2,524,574
  Issued for distributions reinvested                              2,408,390        1,611,479
  Redemptions                                                     (4,427,613)      (5,723,435)
                                                              --------------    -------------
    Net Increase (Decrease)                                        1,500,309       (1,587,382)
                                                              --------------    -------------
Class C:
  Subscriptions                                                    1,136,448          443,226
  Issued for distributions reinvested                                207,304          107,636
  Redemptions                                                       (598,154)        (422,953)
                                                              --------------    -------------
    Net Increase                                                     745,598          127,909
                                                              --------------    -------------
Class S:
  Subscriptions                                                    2,585,160               --
  Issued in connection with merger                                22,602,193               --
  Redemptions                                                     (3,808,229)              --
                                                              --------------    -------------
    Net Increase                                                  21,379,124               --
                                                              --------------    -------------
Class Z:
  Subscriptions                                                      998,345           34,503
  Issued for distributions reinvested                                 10,248            3,656
  Redemptions                                                       (242,110)         (18,194)
                                                              --------------    -------------
    Net Increase                                                     766,483           19,965
                                                              --------------    -------------

(a) Class S shares were initially offered on February 8, 2001.

See notes to financial statements.
 12

 NOTES TO FINANCIAL STATEMENTS

October 31, 2001

NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:

Liberty Select Value Fund (the "Fund"), a series of Liberty Funds Trust III (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth by investing primarily in middle capitalization equities. The Fund may issue an unlimited number of shares. The Fund offers five classes of shares: Class A, Class B, Class C, Class S and Class Z. Class A shares are sold with a front-end sales charge. A contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class S shares and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class S and Class Z shares, as described in the Fund's prospectuses.

On February 9, 2001, the Fund acquired the Stein Roe Disciplined Stock Fund in a tax-free transaction as follows:

 Class S
  Shares     Net Assets      Unrealized
  Issued      Received     Appreciation(1)
----------  ------------   ---------------
22,602,193.. $479,415,622   $124,459,269

  Net Assets of        Net Assets of
     the Fund            the Fund
immediately prior    immediately after
  to combination        combination
------------------   -----------------
   $778,159,975       $1,257,575,597

(1) Unrealized appreciation is included in the Net Assets Received amount shown above.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the contracts with similar maturities.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:

All income, expenses (other than the Class A, Class B and Class C service fees and the Class B and Class C distribution fees), realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

In addition, Class A, Class B and Class C net investment income per share data reflects the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS:

Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The following reclassifications have been made to the financial statements:

                  Increase (Decrease)
--------------------------------------------------------
                     Undistributed       Accumulated Net
Paid-in Capital  Net Investment Income    Realized Gain
---------------  ---------------------   ---------------
$95,581                $(57,571)            $(38,010)

These differences are due to various items such as merger expenses and the different treatment of income from partnerships. Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

FOREIGN CURRENCY TRANSACTIONS:

Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS:

The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER:

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:

Colonial Management Associates, Inc. (the "Advisor"), an affiliate of Liberty Financial Companies, Inc. ("Liberty Financial"), is the investment advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.70% annually of the Fund's average net assets.

Effective December 27, 2000, the monthly fee was changed as follows:

     Average Net Assets         Annual Fee Rate
     ------------------         ---------------
First $1 billion                      0.70%
Over $1 billion                       0.65%

On November 1, 2001, Liberty Financial, an intermediate parent of the Advisor, completed the sale of its asset management business, including each of the Liberty Financial affiliates, to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Fund to Fleet. Liberty Financial had obtained approval of a new investment advisory contract by the Fund's Board of Trustees and shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

BOOKKEEPING FEE:

The Advisor is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). Effective February 1, 2001, the Advisor pays fees to State Street under the Outsourcing Agreement.

During the period November 1, 2000 to June 30, 2001, the Advisor provided bookkeeping and pricing services to the Fund for a monthly fee equal to $27,000 annually plus 0.035% annually of the Fund's average net assets over $50 million. Effective July 1, 2001, under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund an annual flat fee of $10,000, paid monthly, and, in any month that the Fund's average net assets are more than $50 million, a monthly fee equal to the average net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

TRANSFER AGENT FEE:

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee comprised of 0.06% annually of the Fund's average net assets plus charges based on the number of shareholder accounts and transactions plus reimbursement for certain out-of-pocket expenses.

Prior to July 1, 2001, the Transfer Agent received a monthly fee of 0.07% annually of the Fund's average net assets plus charges based on the number of shareholder accounts and transactions and received reimbursement for certain out-of-pocket expenses.
UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:

Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Advisor, is the Fund's principal underwriter. For the year ended October 31, 2001, the Fund has been advised that the Distributor retained net underwriting discounts of $41,865 on sales of the Fund's Class A shares and received contingent deferred sales charges ("CDSC") of $6,077, $574,816 and $9,421 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") for its Class A, Class B and Class C shares, which requires the payment of a monthly service fee to the Distributor. The fee is calculated by adding (1) 0.15% of the net assets attributable to shares issued prior to April 1, 1989 and (2) 0.25% of the net assets attributable to Class A, Class B and Class C shares issued thereafter. This arrangement results in an annual rate of service fee payable by the Fund that is a blend between the 0.15% and 0.25% rates. For the year ended October 31, 2001, the Fund's annual service fee was 0.23%.

The Plan also requires the payment of a monthly Distribution fee to the distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B and Class C shares.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

For the year ended October 31, 2001, purchases and sales of investments, other than short-term obligations, were $180,052,236 and $197,594,167, respectively.

Unrealized appreciation (depreciation) at October 31, 2001, based on cost of investments for federal income tax purposes was:

     Gross unrealized
       appreciation                  $ 275,276,063
     Gross unrealized
       depreciation                   (112,552,613)
                                     =============
          Net unrealized
            appreciation             $ 162,723,450
                                     =============

OTHER:

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. LINE OF CREDIT

The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit for the year ended October 31, 2001.

NOTE 5. OTHER RELATED PARTY TRANSACTIONS

During the year ended October 31, 2001, the Fund used AlphaTrade Inc., a wholly owned subsidiary of the Advisor, as a broker. Total commissions paid to AlphaTrade Inc. during the year ended October 31, 2001 were $45,186.

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding
throughout each period is as follows:

                                                                    YEAR ENDED OCTOBER 31,
                                                   --------------------------------------------------------
CLASS A SHARES:                                      2001        2000        1999        1998        1997
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- BEGINNING OF PERIOD             $  24.52    $  21.93    $  20.17    $  20.43    $  18.04
                                                   --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)                        0.06        0.03       (0.03)      (0.05)         --(b)
Net realized and unrealized gain (loss) on
  investments                                         (1.46)       4.83        2.51        1.64        4.57
                                                   --------    --------    --------    --------    --------
Total from Investment Operations                      (1.40)       4.86        2.48        1.59        4.57
                                                   --------    --------    --------    --------    --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized capital gains                       (3.77)      (2.27)      (0.72)      (1.85)      (2.18)
                                                   --------    --------    --------    --------    --------
NET ASSET VALUE -- END OF PERIOD                   $  19.35    $  24.52    $  21.93    $  20.17    $  20.43
                                                   ========    ========    ========    ========    ========
Total return(c)                                       (6.49)%     24.15%      12.48%       7.95%      28.29%
                                                   ========    ========    ========    ========    ========
RATIOS TO AVERAGE NET ASSETS:
Expenses(d)                                            1.22%       1.27%       1.32%       1.32%       1.03%
Net investment income (loss)(d)                        0.29%       0.13%      (0.14)%     (0.23)%     (0.01)%
Portfolio turnover rate                                  18%         58%         67%         32%         63%
Net assets, end of period (000's)                  $428,059    $425,993    $398,255    $373,092    $340,479

(a) Per share data was calculated using average shares outstanding during the period.
(b)  Represents less than $0.01 per share.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

Selected data for a share outstanding
throughout each period is as follows:

                                                                    YEAR ENDED OCTOBER 31,
                                                   --------------------------------------------------------
CLASS B SHARES:                                      2001        2000        1999        1998        1997
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- BEGINNING OF PERIOD             $  23.32    $  21.10    $  19.57    $  20.02    $  17.84
                                                   --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)                                (0.09)      (0.13)      (0.19)      (0.20)      (0.14)
Net realized and unrealized gain (loss) on
  investments                                         (1.37)       4.62        2.44        1.60        4.50
                                                   --------    --------    --------    --------    --------
Total from Investment Operations                      (1.46)       4.49        2.25        1.40        4.36
                                                   --------    --------    --------    --------    --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized capital gains                       (3.77)      (2.27)      (0.72)      (1.85)      (2.18)
                                                   --------    --------    --------    --------    --------
NET ASSET VALUE -- END OF PERIOD                   $  18.09    $  23.32    $  21.10    $  19.57    $  20.02
                                                   ========    ========    ========    ========    ========
Total return(b)                                       (7.18)%     23.26%      11.66%       7.10%      27.33%
                                                   ========    ========    ========    ========    ========
RATIOS TO AVERAGE NET ASSETS:
Expenses(c)                                            1.97%       2.02%       2.07%       2.07%       1.78%
Net investment loss(c)                                (0.46)%     (0.62)%     (0.89)%     (0.98)%     (0.76)%
Portfolio turnover rate                                  18%         58%         67%         32%         63%
Net assets, end of period (000's)                  $267,359    $309,665    $313,791    $295,025    $192,161

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(c) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

Selected data for a share outstanding
throughout each period is as follows:

                                                                    YEAR ENDED OCTOBER 31,
                                                   --------------------------------------------------------
CLASS C SHARES:                                      2001        2000        1999        1998      1997(A)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- BEGINNING OF PERIOD             $  23.91    $  21.59    $  20.00    $  20.41    $  19.86
                                                   --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)                                (0.10)      (0.14)      (0.19)      (0.20)      (0.05)
Net realized and unrealized gain (loss) on
  investments                                         (1.40)       4.73        2.50        1.64        0.60(c)
                                                   --------    --------    --------    --------    --------
Total from Investment Operations                      (1.50)       4.59        2.31        1.44        0.55
                                                   --------    --------    --------    --------    --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized capital gains                       (3.77)      (2.27)      (0.72)      (1.85)         --
                                                   --------    --------    --------    --------    --------
NET ASSET VALUE -- END OF PERIOD                   $  18.64    $  23.91    $  21.59    $  20.00    $  20.41
                                                   ========    ========    ========    ========    ========
Total return(d)                                     (7.17)%      23.20%      11.71%       7.17%       2.77%(e)
                                                   ========    ========    ========    ========    ========
RATIOS TO AVERAGE NET ASSETS:
Expenses(f)                                           1.97%       2.02%       2.07%       2.07%       1.81%(g)
Net investment loss(f)                              (0.46)%     (0.62)%     (0.89)%     (0.98)%    (1.05)%(g)
Portfolio turnover rate                                 18%         58%         67%         32%         63%
Net assets, end of period (000's)                  $ 34,875    $ 26,909    $ 21,533    $ 12,519    $    558

(a) Class C shares were initially offered on August 1, 1997. Per share data reflects activity from this date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(g)  Annualized.

                                                                PERIOD ENDED
                                                                OCTOBER 31,
CLASS S SHARES:                                                   2001(A)
----------------------------------------------------------------------------
NET ASSET VALUE -- BEGINNING OF PERIOD                           $   21.32
                                                                 ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)                                              0.10
Net realized and unrealized loss on investments                      (1.92)
                                                                 ---------
Total from Investment Operations                                     (1.82)
                                                                 ---------
NET ASSET VALUE -- END OF PERIOD                                 $   19.50
                                                                 =========
Total return(c)(d)                                                   (8.54)%
                                                                 =========
RATIOS TO AVERAGE NET ASSETS:
Expenses(e)                                                          0.95%(f)
Net investment income(e)                                             0.48%(f)
Portfolio turnover rate                                                18%
Net assets, end of period (000's)                                $ 416,998

(a) Class S shares were initially offered on February 8, 2001, per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Total return at net asset value assuming all distributions reinvested.
(d)  Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(f)  Annualized.

Selected data for a share outstanding
throughout each period is as follows:

                                                                   YEAR ENDED OCTOBER 31,
                                                              --------------------------------
CLASS Z SHARES:                                                 2001        2000      1999(A)
----------------------------------------------------------------------------------------------
NET ASSET VALUE -- BEGINNING OF PERIOD                        $  24.63    $  21.96    $  21.97
                                                              --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)                                          0.11        0.08        0.02
Net realized and unrealized gain (loss) on investments           (1.47)       4.86       (0.03)(c)
                                                              --------    --------    --------
Total from Investment Operations                                 (1.36)       4.94       (0.01)
                                                              --------    --------    --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized capital gains                                  (3.77)      (2.27)         --
                                                              --------    --------    --------
NET ASSET VALUE -- END OF PERIOD                              $  19.50    $  24.63    $  21.96
                                                              ========    ========    ========
Total return(d)                                                  (6.27)%    24.51%       (0.05)%(e)
                                                              ========    ========    ========
RATIOS TO AVERAGE NET ASSETS:
Expenses(f)                                                      0.99%       1.03%       1.00%(g)
Net investment income(f)                                         0.52%       0.37%       0.10%(g)
Portfolio turnover rate                                            18%         58%         67%
Net assets, end of period (000's)                             $ 15,936    $  1,248    $    674

(a) Class Z shares were initially offered on January 11, 1999. Per share data reflects activity from this date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(d)  Total return at net asset value assuming all distributions reinvested.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(g)  Annualized.

 REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF LIBERTY FUNDS TRUST III
AND THE SHAREHOLDERS OF LIBERTY SELECT VALUE FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty Select Value Fund (the "Fund") (a series of Liberty Funds Trust III) at October 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2001

 UNAUDITED INFORMATION

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

On September 26, 2001, a Special Meeting of Shareholders of the Fund was held to conduct a vote for and against the approval of the Items listed on the Trust's Proxy Statement for said meeting. On July 16, 2001, the record date for the Meeting, the Fund had shares outstanding of 60,844,212.425. The votes cast were as follows:

                                                     % OF SHARES TO
PROPOSAL OF NEW INVESTMENT                          TOTAL OUTSTANDING      % OF SHARES TO
ADVISORY AGREEMENT:                   SHARES             SHARES          TOTAL SHARES VOTED
--------------------------        --------------    -----------------    ------------------
For                               33,957,997.856         55.81%                93.98%
Against                              986,362.769          1.62%                 2.73%
Abstain                            1,189,479.238          1.95%                 3.29%

FEDERAL INCOME TAX INFORMATION

For the fiscal year ended October 31, 2001, the Fund designates long-term capital gains of $3,211,873. 17% of the ordinary income distributed by the Fund in the year ended October 31, 2001 qualifies for the corporate dividends received deduction.

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                                                                              23

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Trustees & Transfer Agent

Douglas A. Hacker

President of United New Ventures and Executive Vice President of United Airlines (formerly Executive Vice President, Chief Financial Officer of United Airlines; Senior Vice President and Chief Financial Officer of UAL, Inc.)

Janet Langford Kelly

Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (formerly Senior Vice President, Secretary and General Counsel, Sara Lee Corporation)

Richard W. Lowry

Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

Salvatore Macera

Private Investor (formerly Executive Vice President and Director of Itek Corp.)

William E. Mayer

Managing Partner, Park Avenue Equity Partners (formerly Founding Partner, Development Capital LLC; Dean and Professor, College of Business and Management, University of Maryland)

Charles R. Nelson

Van Voorhis Professor, Department of Economics, University of Washington; consultant on econometric and statistical matters (formerly Department Chairman and Director of the Institute for Economic Research)

John J. Neuhauser

Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

Joseph R. Palombo

Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc.; Executive Vice President and Director of Colonial Management Associates, Inc. and Stein Roe & Farnham Incorporated; Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Mutual Funds, Stein Roe Mutual Funds and All-Star Funds, and Chief Operating Officer, Putnam Mutual Funds)

Thomas E. Stitzel

Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

Thomas C. Theobald

Managing Director, William Blair Capital Partners (formerly Chief Executive Officer and Chairman of the Board of Directors, Continental Bank Corporation)


Anne-Lee Verville
Chairman of the Board of Directors, Enesco Group, Inc. and author and speaker on educational systems needs (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

Important Information About This Report
The Transfer Agent for Liberty Select Value Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
800-345-6611

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Select Value Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Annual Report:
Liberty Select Value Fund

                              Give me Liberty.(R)

Liberty Funds believes in financial choice

At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kid's education, building your retirement nest egg, or managing your income... we can help. We offer a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom - however you define it.

Liberty believes in professional advice

Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long term. It's a relationship that's focused on you and your needs.

Liberty Select Value Fund       Annual Report, October 31, 2001

LIBERTY FUNDS


Liberty Fund Distributor, Inc. (C) 2001
One Financial Center, Boston, MA 0211-2621, 800-426-3750 www.libertyfunds.com



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